										EXHIBIT 99
Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Backlog (in thousands)
	Q1	Q2	Q3	Q4	FY
2002	16.3	17.5	18.7	18.8	18.8
2003	17.3	19.4	20.1	19.1	19.1
2004	24.5	24.7	26.8	25.7	25.7
2005	27.5	23.9	25.6	23.5	23.5
2006	23.6	25.9	25.7	27.2	27.2
2007	30.0	30.0	30.5	30.5	30.5
2008	29.1	28.4	26.0	14.9	14.9
2009	12.8	12.3	13.2	13.2	13.2
2010	16.9	21.7	24.5	23.0	23.0
2011	24.8	25.1	25.6	24.7	24.7
2012	22.3	24.2	25.6

	Unit Shipments (in thousands)
	Q1	Q2	Q3	Q4	FY
2002	15.0	16.1	15.3	18.0	64.4
2003	17.5	17.0	16.2	19.7	70.4
2004	17.6	18.8	18.7	22.4	77.5
2005	19.9	22.0	19.1	22.4	83.4
2006	21.7	22.2	20.8	23.1	87.8
2007	21.5	22.2	21.2	26.0	90.9
2008	22.3	23.4	20.7	20.8	87.2
2009	10.8	9.9	9.4	11.5	41.6
2010	11.1	13.8	15.4	19.7	60.0
2011	19.4	19.9	19.6	20.8	79.7
2012	20.1	18.7	18.0

	Revenues - Americas (5)						Revenues - Americas - % change yr. over yr. (5)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2002	228.3	237.6	229.4	263.0	958.3	2002	-30.3%	-15.2%	6.0%	27.0%	-7.1%
2003	256.2	251.7	239.5	321.3	1,068.7	2003	12.2%	5.9%	4.4%	22.2%	11.5%
2004	264.9	288.7	296.5	351.6	1,201.7	2004	3.4%	14.7%	23.8%	9.4%	12.4%
2005	354.3	376.3	369.6	388.3	1,488.5	2005	33.7%	30.3%	24.7%	10.4%	23.9%
2006	415.5	392.6	373.9	381.2	1,563.2	2006	17.3%	4.3%	1.2%	-1.8%	5.0%
2007	371.2	382.0	380.5	418.3	1,552.0	2007	-10.7%	-2.7%	1.8%	9.7%	-0.7%
2008	394.1	416.6	394.6	387.3	1,592.6	2008	6.2%	9.1%	3.7%	-7.4%	2.6%
2009	228.9	186.3	197.4	240.8	853.4	2009	-41.9%	-55.3%	-50.0%	-37.8%	-46.4%
2010	228.3	259.8	295.2	357.4	1,140.7	2010	-0.3%	39.5%	49.5%	48.4%	33.7%
2011	359.3	401.4	390.6	422.1	1,573.4	2011	n/a	n/a	n/a	n/a	n/a
2012	395.3	378.6	379.2			2012	10.0%	-5.7%	-2.9%

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Revenues - Europe (5)						Revenues - Europe - % change yr. over yr. (5)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2002	84.6	92.2	95.0	114.0	385.8	2002	-15.1%	-2.5%	19.8%	26.1%	6.0%
2003	102.7	111.5	102.6	129.7	446.5	2003	21.4%	20.9%	8.0%	13.8%	15.7%
2004	128.2	131.7	122.1	162.6	544.6	2004	24.8%	18.1%	19.0%	25.4%	22.0%
2005	148.3	159.9	111.9	157.2	577.3	2005	15.7%	21.4%	-8.4%	-3.3%	6.0%
2006	131.2	150.6	143.7	193.6	619.1	2006	-11.5%	-5.8%	28.4%	23.2%	7.2%
2007	181.2	188.8	187.9	278.2	836.1	2007	38.1%	25.4%	30.8%	43.7%	35.1%
2008	222.7	256.1	211.7	204.8	895.3	2008	22.9%	35.6%	12.7%	-26.4%	7.1%
2009	100.3	108.6	80.3	100.9	390.1	2009	-55.0%	-57.6%	-62.1%	-50.7%	-56.4%
2010	91.0	112.9	110.5	162.2	476.6	2010	-9.3%	4.0%	37.6%	60.8%	22.2%
2011	174.1	194.8	180.3	202.5	751.7	2011	91.3%	72.5%	63.2%	24.8%	57.7%
2012	181.9	171.1	148.6			2012	4.5%	-12.2%	-17.6%

	Revenues - Asia Pacific (5)						Revenues - Asia Pacific - % change yr. over yr. (5)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2011	53.2	51.8	57.9	52.8	215.7	2011	n/a	n/a	n/a	n/a	n/a
2012	52.3	52.3	57.8			2012	-1.7%	1.0%	-0.2%

	Revenues - Other (5)						Revenues - Other - % change yr. over yr. (5)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2002	58.9	58.9	61.2	65.3	244.3	2002	-14.0%	-15.9%	-5.0%	-12.3%	-11.9%
2003	60.1	65.2	65.8	73.3	264.4	2003	2.0%	10.7%	7.5%	12.3%	8.2%
2004	77.7	75.3	75.9	81.7	310.6	2004	29.3%	15.5%	15.3%	11.5%	17.5%
2005	81.3	81.9	82.0	88.9	334.1	2005	4.6%	8.8%	8.0%	8.8%	7.6%
2006	72.1	78.8	77.8	77.5	306.2	2006	-11.3%	-3.8%	-5.1%	-12.8%	-8.4%
2007	80.8	83.8	87.5	79.5	331.6	2007	12.1%	6.3%	12.5%	2.6%	8.3%
2008	82.1	94.8	90.1	69.4	336.4	2008	1.6%	13.1%	3.0%	-12.7%	1.4%
2009	59.9	67.1	50.7	54.0	231.7	2009	-27.0%	-29.2%	-43.7%	-22.2%	-31.1%
2010	56.1	40.8	37.2	50.5	184.6	2010	-6.3%	-39.2%	-26.6%	-6.5%	-20.3%

	Revenues - Consolidated						Revenues - Consolidated - % change yr. over yr.
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2002	371.8	388.7	385.6	442.3	1,588.4	2002	-25.0%	-12.6%	7.1%	18.9%	-5.0%
2003	419.0	428.4	407.9	524.3	1,779.6	2003	12.7%	10.2%	5.8%	18.5%	12.0%
2004	470.8	495.7	494.5	595.9	2,056.9	2004	12.4%	15.7%	21.2%	13.7%	15.6%
2005	583.9	618.1	563.5	634.4	2,399.9	2005	24.0%	24.7%	14.0%	6.5%	16.7%
2006	618.8	622.0	595.4	652.3	2,488.5	2006	6.0%	0.6%	5.7%	2.8%	3.7%
2007	633.2	654.6	655.9	776.0	2,719.7	2007	2.3%	5.2%	10.2%	19.0%	9.3%
2008	698.9	767.5	696.4	661.5	2,824.3	2008	10.4%	17.2%	6.2%	-14.8%	3.8%
2009	389.1	362.0	328.4	395.7	1,475.2	2009	-44.3%	-52.8%	-52.8%	-40.2%	-47.8%
2010	375.4	413.5	442.9	570.1	1,801.9	2010	-3.5%	14.2%	34.9%	44.1%	22.1%
2011	586.6	648.0	628.8	677.4	2,540.8	2011	56.3%	56.7%	42.0%	18.8%	41.0%
2012	629.5	602.0	585.6			2012	7.3%	-7.1%	-6.9%

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Gross Profit						Gross Profit %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2002	61.7	68.5	70.8	92.7	293.7	2002	16.6%	17.6%	18.4%	21.0%	18.5%
2003	74.8	75.5	72.2	89.8	312.3	2003	17.9%	17.6%	17.7%	17.1%	17.5%
2004	74.2	73.0	73.9	87.0	308.1	2004	15.8%	14.7%	14.9%	14.6%	15.0%
2005	80.5	91.8	82.9	89.6	344.8	2005	13.8%	14.9%	14.7%	14.1%	14.4%
2006	89.3	86.2	85.2	86.7	347.4	2006	14.4%	13.9%	14.3%	13.3%	14.0%
2007	91.1	86.7	94.1	102.8	374.7	2007	14.4%	13.2%	14.3%	13.2%	13.8%
2008	92.8	85.4	62.6	69.3	310.1	2008	13.3%	11.1%	9.0%	10.5%	11.0%
2009	44.9	46.5	41.2	52.1	184.7	2009	11.5%	12.8%	12.5%	13.2%	12.5%
2010	57.0	67.9	71.7	83.2	279.8	2010	15.2%	16.4%	16.2%	14.6%	15.5%
2011	95.8	97.9	89.0	100.8	383.5	2011	16.3%	15.1%	14.2%	14.9%	15.1%
2012	99.0	96.9	100.0			2012	15.7%	16.1%	17.1%

	Operating Expenses						Operating Expenses as a % of revenues
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2002	54.5	57.5	57.1	78.9	248.0	2002	14.7%	14.8%	14.8%	17.8%	15.6%
2003	62.1	59.9	66.4	75.1	263.5	2003	14.8%	14.0%	16.3%	14.3%	14.8%
2004	68.2	68.0	68.7	74.9	279.8	2004	14.5%	13.7%	13.9%	12.6%	13.6%
2005	74.4	74.7	70.7	77.5	297.3	2005	12.7%	12.1%	12.5%	12.2%	12.4%
2006	68.8	70.7	70.4	70.0	279.9	2006	11.1%	11.4%	11.8%	10.7%	11.2%
2007	80.9	78.5	83.2	74.8	317.4	2007	12.8%	12.0%	12.7%	9.6%	11.7%
2008 (1)	79.6	78.2	68.2	428.1	654.1	2008	11.4%	10.2%	9.8%	64.7%	23.2%
2009	57.5	48.2	61.6	48.6	215.9	2009	14.8%	13.3%	18.8%	12.3%	14.6%
2010	46.7	58.1	63.5	65.4	233.7	2010	12.4%	14.1%	14.3%	11.5%	13.0%
2011	65.4	70.4	64.9	72.8	273.5	2011	11.1%	10.9%	10.3%	10.7%	10.8%
2012	69.2	72.3	71.7			2012	11.0%	12.0%	12.2%

	Operating Profit (Loss)						Operating Profit (Loss) %
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2002	7.2	11.0	13.7	13.8	45.7	2002	1.9%	2.8%	3.6%	3.1%	2.9%
2003	12.7	15.6	5.8	14.7	48.8	2003	3.0%	3.6%	1.4%	2.8%	2.7%
2004	6.0	5.0	5.2	12.1	28.3	2004	1.3%	1.0%	1.1%	2.0%	1.4%
2005	6.1	17.1	12.2	12.1	47.5	2005	1.0%	2.8%	2.2%	1.9%	2.0%
2006	20.5	15.5	14.8	16.7	67.5	2006	3.3%	2.5%	2.5%	2.6%	2.7%
2007	10.2	8.2	10.9	28.0	57.3	2007	1.6%	1.3%	1.7%	3.6%	2.1%
2008 (1)	13.2	7.2	(5.6)	(358.8)	(344.0)	2008	1.9%	0.9%	-0.8%	-54.2%	-12.2%
2009	(12.6)	(1.7)	(20.4)	3.5	(31.2)	2009	-3.2%	-0.5%	-6.2%	0.9%	-2.1%
2010	10.3	9.8	8.2	17.8	46.1	2010	2.7%	2.4%	1.9%	3.1%	2.6%
2011	30.4	27.5	24.1	28.0	110.0	2011	5.2%	4.2%	3.8%	4.1%	4.3%
2012	29.8	24.6	28.3			2012	4.7%	4.1%	4.8%

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Interest (Income) Expense
	Q1	Q2	Q3	Q4	FY
2002	4.9	8.0	10.0	7.6	30.5
2003	8.0	8.0	7.9	8.4	32.3
2004	8.3	8.1	7.7	7.5	31.6
2005	7.4	7.7	8.3	7.9	31.3
2006	7.7	6.9	5.6	5.4	25.6
2007	4.7	4.9	5.4	5.2	20.2
2008	5.6	5.9	5.3	4.7	21.5
2009	4.2	4.0	3.8	4.2	16.2
2010	3.5	3.3	3.9	3.6	14.3
2011	3.5	3.3	3.6	3.6	14.0
2012	3.4	3.1	2.0

	Other (Income) Expense
	Q1	Q2	Q3	Q4	FY
2002	(0.9)	5.2	5.6	(4.5)	5.4
2003	0.1	(0.7)	(0.1)	(0.4)	(1.1)
2004	(0.3)	(1.1)	(7.4)	(1.6)	(10.4)
2005	(1.6)	(0.5)	(0.7)	(3.5)	(6.3)
2006	(0.9)	16.3	(2.9)	(2.3)	10.2
2007	(1.2)	(1.8)	(2.0)	(2.1)	(7.1)
2008	(1.3)	(1.7)	(1.4)	(0.8)	(5.2)
2009	0.1	(0.3)	0.1	(0.5)	(0.6)
2010	0.5	(0.7)	(0.4)	(1.7)	(2.3)
2011	(0.7)	(0.4)	(1.1)	(3.3)	(5.5)
2012	(0.5)	—	(2.8)

	Income (Loss) Before Taxes						Effective Income Tax Rate
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2002	3.2	(2.2)	(1.9)	10.7	9.8	2002	n.m.	31.8%	36.8%	9.3%	-13.3%
2003	4.6	8.3	(2.0)	6.7	17.6	2003	34.8%	33.7%	n.m.	23.9%	10.2%
2004	(2.0)	(2.0)	4.9	6.2	7.1	2004	35.0%	n.m.	12.2%	-1.6%	-45.1%
2005	0.3	9.9	4.6	7.7	22.5	2005	33.3%	24.2%	2.2%	24.7%	20.0%
2006	13.7	(7.7)	12.1	13.6	31.7	2006	20.4%	28.6%	13.2%	-32.4%	-6.9%
2007	6.7	5.1	7.5	24.9	44.2	2007	22.4%	11.8%	9.3%	8.8%	11.3%
2008 (1)	8.9	3.0	(9.5)	(362.7)	(360.3)	2008	18.0%	10.0%	n.m.	n.m.	n.m.
2009	(16.9)	(5.4)	(24.3)	(0.2)	(46.8)	2009	n.m.	38.9%	7.4%	n.m.	7.7%
2010	6.3	7.2	4.7	15.9	34.1	2010	n.m.	n.m.	23.4%	15.7%	5.3%
2011	27.6	24.6	21.6	27.7	101.5	2011	19.2%	22.4%	19.0%	14.4%	18.6%
2012	26.9	21.5	29.1			2012	21.2%	9.3%	14.4%

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Net Income (Loss) Attributable to Stockholders
	Q1	Q2	Q3	Q4	FY
2002	4.3	(1.2)	(0.8)	10.0	12.3
2003	3.3	5.7	2.6	4.8	16.4
2004	(1.0)	1.1	4.4	6.2	10.7
2005	0.3	7.5	4.5	5.8	18.1
2006	11.4	(5.4)	10.5	18.1	34.6
2007	5.3	4.5	6.8	22.7	39.3
2008 (1)	7.3	2.6	(20.1)	(365.8)	(376.0)
2009	(18.5)	(3.1)	(22.4)	0.9	(43.1)
2010	8.0	7.3	3.8	13.3	32.4
2011	22.3	19.2	17.5	23.6	82.6
2012	21.2	19.5	24.9

	Restructuring Expense (Reversal)
	Q1	Q2	Q3	Q4	FY
2002	—	—	—	12.3	12.3
2003	(0.1)	(0.6)	(0.1)	—	(0.8)
2004	—	(1.0)	—	(0.4)	(1.4)
2005	—	(0.5)	—	(0.7)	(1.2)
2006	(0.4)	—	—	(0.4)	(0.8)
2007	2.5	—	5.0	0.5	8.0
2008	0.6	0.8	1.7	6.0	9.1
2009	0.7	1.5	6.9	0.2	9.3
2010	(1.9)	—	—	—	(1.9)
2011	—	—	—	—	—
2012	—	—	—

	Restructuring Accrual Balance
	Q1	Q2	Q3	Q4	FY
2002	6.4	6.0	5.1	11.8	11.8
2003	10.5	9.3	8.0	7.9	7.9
2004	7.5	4.9	4.6	4.5	4.5
2005	4.0	2.8	2.5	1.8	1.8
2006	1.4	1.4	1.4	—	—
2007	0.9	0.5	5.3	5.3	5.3
2008	5.3	5.7	6.6	10.0	10.0
2009	5.6	3.9	9.4	8.8	8.8
2010	5.3	3.8	3.3	2.4	2.4
2011	2.1	1.8	1.6	1.4	1.4
2012	1.3	1.1	1.1

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Depreciation and amortization expense
	Q1	Q2	Q3	Q4	FY
2002	12.4	12.0	12.2	11.1	47.7
2003	11.3	11.0	10.3	11.5	44.1
2004	10.7	10.6	10.4	10.2	41.9
2005	10.8	10.1	9.7	10.5	41.1
2006	9.7	10.2	10.6	11.2	41.7
2007	10.2	10.3	11.1	10.1	41.7
2008	10.9	10.5	10.6	10.0	42.0
2009	9.2	8.4	9.3	9.3	36.2
2010	9.0	8.7	8.1	8.1	33.9
2011	8.0	8.1	7.5	7.7	31.3
2012	6.9	6.9	6.7

	Net Working Capital (2)
	Q1	Q2	Q3	Q4	FY
2002	227.3	241.6	249.0	245.8	245.8
2003	232.9	263.9	286.3	275.9	275.9
2004	248.6	264.4	322.7	270.3	270.3
2005	305.9	334.5	349.4	305.7	305.7
2006	325.4	316.0	337.8	300.7	300.7
2007	354.7	362.4	415.5	398.4	398.4
2008	448.5	451.7	413.2	377.7	377.7
2009	349.4	316.0	276.1	228.6	228.6
2010	247.5	218.0	293.2	286.5	286.5
2011	356.9	363.5	383.5	354.5	354.5
2012	347.2	328.0	356.8

	Capital Expenditures
	Q1	Q2	Q3	Q4	FY
2002	6.2	2.9	3.0	4.0	16.1
2003	3.2	6.4	8.8	9.2	27.6
2004	7.0	11.2	8.8	6.4	33.4
2005	8.6	9.4	10.9	14.7	43.6
2006	8.4	11.1	9.8	12.8	42.1
2007	8.3	8.3	6.7	17.9	41.2
2008	10.9	12.3	13.2	4.8	41.2
2009	1.7	1.2	1.5	1.4	5.8
2010	1.0	2.2	3.1	5.8	12.1
2011	2.8	3.9	4.3	5.5	16.5
2012	1.6	4.3	4.8

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Net cash provided by (used for) operating activities
	Q1	Q2	Q3	Q4	FY
2002	30.4	15.0	(9.0)	35.7	72.1
2003	12.7	(16.1)	(6.4)	59.9	50.1
2004	24.3	(12.4)	(23.2)	91.3	80.0
2005	(27.5)	(21.0)	(18.6)	79.0	11.9
2006	(17.7)	10.3	15.8	76.4	84.8
2007	(38.0)	24.4	(15.9)	64.1	34.6
2008	(62.6)	16.3	—	19.0	(27.3)
2009	(8.9)	53.4	24.7	46.7	115.9
2010	13.4	31.4	(27.9)	30.6	47.5
2011	(35.3)	31.5	(7.2)	65.6	54.6
2012	19.1	34.0	15.6

	Net cash provided by (used for) investing activities
	Q1	Q2	Q3	Q4	FY
2002	(5.4)	(2.3)	(0.9)	1.3	(7.3)
2003	3.8	(0.6)	(8.0)	(6.3)	(11.1)
2004	(3.1)	(10.3)	(4.9)	1.0	(17.3)
2005	(6.1)	(3.7)	(8.8)	(11.5)	(30.1)
2006	(3.0)	(9.2)	(6.6)	(11.8)	(30.6)
2007	(7.5)	(7.6)	(2.1)	(16.7)	(33.9)
2008	(10.4)	(11.8)	(12.7)	(2.6)	(37.5)
2009	4.2	3.9	(1.2)	(1.1)	5.8
2010	(0.9)	(2.1)	0.3	(5.8)	(8.5)
2011	(2.6)	(3.8)	(4.1)	(5.4)	(15.9)
2012	(1.6)	(4.1)	(4.8)

	Cash flow before financing activities (3)
	Q1	Q2	Q3	Q4	FY
2002	25.0	12.7	(9.9)	37.0	64.8
2003	16.5	(16.7)	(14.4)	53.6	39.0
2004	21.2	(22.7)	(28.1)	92.3	62.7
2005	(33.6)	(24.7)	(27.4)	67.5	(18.2)
2006	(20.7)	1.1	9.2	64.6	54.2
2007	(45.5)	16.8	(18.0)	47.4	0.7
2008	(73.0)	4.5	(12.7)	16.4	(64.8)
2009	(4.7)	57.3	23.5	45.6	121.7
2010	12.5	29.3	(27.6)	24.8	39.0
2011	(37.9)	27.7	(11.3)	60.2	38.7
2012	17.5	29.9	10.8

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Net cash provided by (used for) financing activities
	Q1	Q2	Q3	Q4	FY
2002	(29.7)	(19.0)	(13.4)	(11.7)	(73.8)
2003	(22.5)	(3.2)	8.5	(16.9)	(34.1)
2004	(30.8)	16.5	15.2	(27.2)	(26.3)
2005	(2.7)	36.7	15.4	(6.3)	43.1
2006	0.7	(44.3)	0.5	(27.2)	(70.3)
2007	(6.5)	(0.8)	(3.5)	(23.3)	(34.1)
2008	43.9	(4.7)	28.9	(20.1)	48.0
2009	20.9	(11.5)	(11.2)	(16.5)	(18.3)
2010	(8.7)	(4.7)	(12.2)	1.2	(24.4)
2011	(8.1)	(4.8)	(6.2)	(0.4)	(19.5)
2012	(3.5)	(85.5)	(9.9)

	Dividends to (capital contributions from) NACCO
	Q1	Q2	Q3	Q4	FY
2002	15.0	—	—	—	15.0
2003	1.2	1.3	1.3	1.2	5.0
2004	—	—	—	5.0	5.0
2005	—	—	—	5.0	5.0
2006	—	—	—	5.0	5.0
2007	—	—	—	17.3	17.3
2008	—	—	(25.0)	—	(25.0)
2009	(25.0)	(10.0)	—	—	(35.0)
2010	5.0	—	—	—	5.0
2011	5.0	—	5.0	—	10.0
2012	—	—	5.0

	Total debt
	Q1	Q2	Q3	Q4	FY
2002	349.0	350.6	336.4	324.8	324.8
2003	306.3	307.0	316.5	307.7	307.7
2004	277.2	292.9	307.2	290.5	290.5
2005	286.6	322.2	338.5	341.5	341.5
2006	351.2	326.8	329.1	312.4	312.4
2007	310.1	311.9	306.7	302.0	302.0
2008	349.8	349.6	352.1	291.0	291.0
2009	287.5	270.7	261.7	246.4	246.4
2010	243.1	242.2	233.1	234.5	234.5
2011	231.4	227.4	226.2	226.0	226.0
2012	224.2	142.6	144.7

Hyster-Yale Materials Handling, Inc.
(in millions, except percentage data)

	Equity						Return on Equity (4)
	Q1	Q2	Q3	Q4	FY		Q1	Q2	Q3	Q4	FY
2002	372.1	385.2	382.2	382.3	382.3	2002	-12.8%	-13.9%	-6.2%	3.2%	3.2%
2003	382.2	402.6	407.4	424.8	424.8	2003	3.0%	4.7%	5.5%	4.1%	4.1%
2004	425.4	422.1	430.3	446.8	446.8	2004	3.3%	2.5%	2.9%	3.5%	3.5%
2005	437.6	432.7	435.9	427.6	427.6	2005	3.4%	4.6%	4.6%	4.2%	4.2%
2006	445.3	450.4	460.0	476.7	476.7	2006	6.7%	3.7%	5.0%	7.7%	7.7%
2007	481.0	494.9	510.9	524.3	524.3	2007	6.2%	8.1%	7.2%	7.9%	7.9%
2008	538.6	553.1	530.6	154.2	154.2	2008	8.1%	7.5%	2.4%	-81.7%	-81.7%
2009	162.8	226.5	212.4	207.6	207.6	2009	-103.6%	-125.2%	-159.2%	-22.4%	-22.4%
2010	201.1	197.7	214.6	231.5	231.5	2010	-8.2%	-3.0%	9.7%	15.4%	15.4%
2011	261.8	284.5	287.5	297.1	297.1	2011	21.1%	24.6%	28.2%	30.3%	30.3%
2012	329.2	336.5	365.6			2012	27.9%	26.6%	27.6%

(1)
During the fourth quarter of 2008, NACCO Industries, Inc.'s stock price significantly declined compared with previous periods and NACCO Industries, Inc.'s market value of equity was below the book value of tangible assets and the book value of equity. NACCO Industries, Inc. performed an interim impairment test, which indicated that goodwill and certain other intangibles were impaired at December 31, 2008. Therefore, Hyster-Yale recorded a noncash impairment charge of $351.1 million during the fourth quarter of 2008.

(2)	Net working capital is equal to accounts receivable, net plus inventories, net less accounts payable.
(3)	Cash flow before financing activities is equal to net cash provided by (used for) operating activities plus net cash provided by (used for) investing activities.
(4)	Return on equity is equal to the sum of the previous 4 quarters net income divided by average equity calculated over the last 5 quarters.
(5)
As of September 30, 2012, the Company changed its segment reporting to include Americas, Europe and Asia-Pacific. The 2011 and 2012 results have been reclassified to reflect this change. The results for 2010 and prior reflect the historical segment presentation of Americas, Europe and Other.